Business Combinations, Discontinued Operations, Sale of Other Disposal Groups and Selected Financial Information by Reportable Segment and Line of Business - Summary of Fair Value To Assets Acquired And Liabilities Assumed (Detail) - Feb. 01, 2017 - Trinidad Cement Limited [member]
$ in Millions, $ in Millions
	MXN ($)	USD ($)
Disclosure of detailed information about business combination [line items]
Current assets		$ 84
Property, machinery and equipment		331
Intangible assets and other non-current assets (include goodwill of US$106)		116
Total assets	$ 11,061	531
Current liabilities (includes debt of US$47)		122
Non-current liabilities (includes debt of US$97 and deferred tax liabilities of US$19)		160
Total liabilities		282
Net assets		249
Non-controlling interest net assets		70
Controlling interest net assets		$ 179